Exhibit 10.3

INTERCREDITOR JOINDER AGREEMENT

    THIS INTERCREDITOR JOINDER AGREEMENT dated as of April 21, 2022 (this “Agreement”), is entered into by and among STONEX PAYMENT SERVICES LTD., a Washington profit corporation, in its capacity as a First Lien Guarantor and as a Second Lien Guarantor under the Intercreditor Agreement (as defined below) (the “New Grantor”), Bank of America, N.A., in its capacity as Administrative Agent for the First Lien Claimholders, including its successors and assigns in such capacity from time to time (the “First Lien Agent”), The Bank of New York Mellon, in its capacity as Indenture Trustee for the Second Lien Claimholders, including its successors and assigns in such capacity from time to time (the “Indenture Trustee”), and in its capacity as Collateral Agent for the Second Lien Claimholders, including its successors and assigns in such capacity from time to time (the “Collateral Agent” and, together with the Indenture Trustee, the “Second Lien Agent”), and Bank of America, N.A., in its capacity as Control Agent, including its successors and assigns in such capacity from time to time (the “Control Agent”), in each case, under the Intercreditor Agreement, dated as of June 11, 2020 (as amended, supplemented or modified from time to time, the “Intercreditor Agreement”), by and among StoneX Group Inc. (formerly known as INTL FCStone Inc.), a Delaware corporation (the “Borrower”), the Subsidiaries of the Borrower that are First Lien Guarantors and Second Lien Guarantors identified therein, the First Lien Agent, the Second Lien Agent and the Control Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.
    The Grantors are required by Section 8.18 of the Intercreditor Agreement to cause the New Grantor to become a “Grantor” under the Intercreditor Agreement by executing and delivering a joinder agreement.

    Accordingly, the New Grantor agrees as follows with the First Lien Agent, the Second Lien Agent and the Control Agent, for the benefit of the First Lien Claimholders and the Second Lien Claimholders:

    1.    The New Grantor hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Grantor will be deemed to be a party to the Intercreditor Agreement and a “Grantor” for all purposes of the Intercreditor Agreement, and shall have all of the obligations of a Grantor thereunder as if it had executed the Intercreditor Agreement. The New Grantor hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Grantors contained in the Intercreditor Agreement.

    2.    The addresses of the New Grantor for purposes of all notices and other communications shall be in care of the Borrower at the address set forth below its name on the signature page to the Intercreditor Agreement, or such other address as may be designated by the Borrower in a written notice to all of the other parties to the Intercreditor Agreement.

3.    This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute one contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic means (e.g., .pdf or .tif) shall be effective as delivery of a manually executed counterpart of this Agreement. To the extent agreed by the parties hereto, this Agreement and any document or instrument delivered in connection herewith may be in the form of an Electronic Record and may be executed using Electronic Signatures, and the parties hereto agree that any Electronic Signature on or associated with this Agreement or any document or instrument delivered in connection herewith shall be valid and binding on the parties hereto to the same extent as a manual, original signature. Upon the request of any party hereto, any Electronic Signature shall be promptly followed by a manually executed counterpart.
    4.    This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the New Grantor has caused this Agreement to be duly executed by its authorized officer as of the date first above written.

SECOND LIEN GUARANTOR:        STONEX PAYMENT SERVICES LTD.,
a Washington profit corporation

                        By: /s/William J. Dunaway
Name:    William J. Dunaway
Title:    Chief Financial Officer

Acknowledged and accepted:

BANK OF AMERICA, N.A., as the First Lien Agent

By:    /s/ Kyle D. Harding
Name: Kyle D. Harding
Title: Vice President

BANK OF AMERICA, N.A., as the Control Agent

By:    /s/ Kyle D. Harding
Name: Kyle D. Harding
Title: Vice President

THE BANK OF NEW YORK MELLON, as the Second Lien Agent

By:    /s/ Latoya S Elvin
Name: Latoya S Elvin
Title:    Vice President